NAME OF REGISTRANT:
TEMPLETON GLOBAL INCOME FUND
File No. 811-05459

EXHIBIT ITEM: Legal Proceedings (Item B.11.a)

Case Summary:
Following the Annual Meeting of Shareholders of the Fund held on June 6, 2022, the Fund and a Fund shareholder filed a complaint and temporary restraining order request in United States District Court in the Southern District of New York (the "Court") seeking to prevent the certification of the results of the Annual Meeting. The District Court denied the Fund's requests, enabling the vote certification to proceed and Saba's nominees to be seated. On February 1, 2023, the U.S. Court of Appeals for the Second Circuit granted the Fund's motion for an emergency administrative stay of the District Court's orders pending further appeal. On February 13, 2023, the Fund announced that it had taken action to discontinue the litigation. As a result of such withdrawal, upon certification of the Annual Meeting results, Saba's nominees represent a majority of the Fund's trustees. On February 15, 2023, the results of the Annual Meeting were certified. Accordingly, the following persons were elected by the shareholders to serve as Trustees of the Fund: Karen Caldwell, Ketu Desai, Mark Hammitt and Anatoly Nakum.

Case or Docket Information:
Case 1:22-cv-04915-AT
United States District Court - Southern District of New York Charles B. Johnson, as Trustee of the Johnson Family Trust, and Templeton Global Income Fund, Plaintiffs v. Saba
Capital Management, L.P., Saba Capital Management GP,
LLC, Saba Capital Master Fund, Ltd., Boaz R. Weinstein, Karen Caldwell, Ketu Desai, Mark Hammitt, and Anatoly
Nakum, Defendants, and First Coast Results, Inc., Nominal
Defendant.